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                                                                    EXHIBIT 10.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated February 2, 2000 (relating to the consolidated financial statements of DaimlerChrysler Corporation not presented separately herein), included as Exhibit 10.3 of the Annual Report on Form 20-F of DaimlerChrysler AG for the year ended December 31, 1999, in the following Registration Statements:

                  REGISTRATION
FORM              STATEMENT NO.             ISSUER

F-3               333-11306                 DaimlerChrysler North America
                                            Holding Corporation

S-8               333-5074                  DaimlerChrysler AG

S-8               333-7082                  DaimlerChrysler AG

S-8               333-8998                  DaimlerChrysler AG

S-3               33-71169                  Chrysler Financial Company L.L.C.

S-3               333-92583                 Chrysler Financial Company L.L.C.



Deloitte & Touche LLP

Detroit, Michigan
February 23, 2000